Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

On August 15, 2017, we entered into a purchase and sale agreement (the “Hilli Sale Agreement”) with Golar Partners for the disposal (the “Hilli Disposal”) from Golar and affiliates of Keppel Shipyard Limited (“Keppel”) and Black and Veatch (“B&V”) of common units (the “Disposal Interests”) in Hilli LLC, which will, on the closing date of the Hilli Disposal, indirectly own the Hilli. The Disposal Interests represent the equivalent of 50% of the two liquefaction trains, out of a total of four, that will be contracted to Perenco Cameroon (“Perenco”), Societe Nationale de Hydrocarbures (“SNH”) and the Republic of Cameroon (together with Perenco and SNH, the “Customer”) under an eight-year liquefaction tolling agreement (the “Liquefaction Tolling Agreement”). The sale price for the Disposal Interests is $658 million less net lease obligations under the financing facility for the Hilli (the “Hilli Facility”), which are expected to be between $468 and $480 million. Concurrently with the execution of the Hilli Disposal Agreement, we received a further $70 million deposit from Golar Partners, upon which we will pay interest at a rate of 5% per annum.

The closing of the Hilli Disposal (the "Closing") is subject to the satisfaction of certain closing conditions which include, among others, receiving the consent of the lenders under the Hilli Facility, the closing of the previously announced Put-Sale Closing with respect to the Golar Tundra, the delivery to, and acceptance by, the Customer of the Hilli, the commencement of commercial operations under the liquefaction tolling agreement (the "LTA") and the formation of Golar Hilli LLC and the related Pre-Closing Contributions as described further below.

Prior to the Closing, we, along with Keppel and B&V, will contribute our equity interests in Hilli Corp to the newly formed Golar Hilli LLC (the "Pre-Closing Contributions") in return for equity interests in Golar Hilli LLC. Membership interests in Golar Hilli LLC will be represented by three classes of units: Common Units ("Common Units"); Series A Special Units ("Series A Units"); and Series B Special Units ("Series B Units"). Common Units will be entitled to cash flows from the first 50% of contracted capacity, initially contracted to the Customer under the LTA, at all times. Common Units will not be exposed to the oil-linked pricing elements of the tolling fee under the LTA, but will bear the operating costs of the Hilli, and the interest costs of the Hilli financing facility with only incremental costs accruing to the Series B Units. Series A Units will only be entitled to cash flows associated with oil price linked elements of the tolling fee under the LTA, net of incremental tax expenses and their pro rata portion of any costs that may arise as a result of the underperformance of the Hilli ("Underperformance Costs"). Holders of Series B Units will be entitled to the cash flows associated with any expansion of contracted capacity of the Hilli beyond the first 50%, net of incremental costs arising as a result of making available more than the first 50% of production capacity of the Hilli ("Incremental Costs"), Underperformance Costs and any reduction in revenue attributable to the first 50% of LNG production capacity as a result of making more than 50% of capacity available under the LTA. In the Hilli Disposal, Golar Partners will only acquire 50% of the Common Units and none of the Series A Units or Series B Units.

Upon the closing of the Hilli Disposal, which is expected to occur on or before April 30, 2018, we, along with Keppel and B&V, will sell 50% of the Hilli Common Units to Golar Partners in return for the payment by Golar Partners of the net purchase price of between approximately $178 and $190 million. Golar Partners will apply the $107 million Deferred Purchase Price receivable from us in connection with the Tundra Put Sale and the $70 million deposit referred to above against the net purchase price and will pay the balance with cash on hand.

In August 2017, we declared a dividend of $0.05 per share in respect of the quarter ended June 30, 2017 to holders of record on September 14, 2016, which will be paid on or about October 4, 2016.

In September 2017, we made further capital contributions of $27.0 million to Golar Power, in accordance with the shareholders agreement.

On May 2, 2017, OneLNG, our joint venture, together with Ophir Energy, GEPetrol and The Republic of Equatorial Guinea (the "Fortuna Project Participants”), signed a detailed Umbrella Agreement that defines the full legal and fiscal framework for the 2.6Tcf Fortuna gas reserves, offshore Equatorial Guinea. Subsequent to June 30, 2017, the Fortuna Project Participants also agreed the LNG sales structure, and selected Gunvor Group Ltd. (“Gunvor”) as off-taker. Principal commercial terms have been agreed with Gunvor for a sale and purchase agreement covering 2.2mtpa of LNG over a 10 year term. The LNG will be sold on a Brent-linked FOB basis. The LNG offtake structure also permits the Fortuna Project Participants to market up to 1.1mtpa of the above 2.2mtpa to higher priced gas markets and to share in any resultant profits. The Fortuna Project Participants have two years post final investment decision to secure alternative markets for this 1.1mtpa after which any unsold portion will revert to Gunvor. Final investment decision is expected to occur by the end of 2017.

In September 2017, we appointed Mr. Iain Ross to replace Mr. Oscar Spieler as CEO. Mr. Spieler's main remit on becoming CEO has always been the successful delivery of Hilli and a search for his successor to follow shortly thereafter. Having substantially executed his responsibility to deliver the Hilli, Mr. Spieler will nevertheless remain with the group and fulfill the role of Executive Advisor and assist Mr. Ross until charterers Perenco and SNH accept the Hilli.